SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)


     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Notwithstanding the foregoing, for Funds indicated on Exhibits A - D with an asterisk, Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.


          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
          INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
          INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL BOND TRUST
          INVESCO INSURED MUNICIPAL INCOME TRUST
          INVESCO INSURED MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
          INVESCO MUNICIPAL PREMIUM INCOME TRUST
          INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
          INVESCO PRIME INCOME TRUST
          INVESCO QUALITY MUNICIPAL INCOME TRUST
          INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
          INVESCO QUALITY MUNICIPAL SECURITIES
          SHORT-TERM INVESTMENTS TRUST
          on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement


          By: /s/ John M. Zerr
              -----------------
              Title: Senior Vice President

          INVESCO ADVISERS, INC.

          By: /s/ John M. Zerr
              -------------------
              Title: Senior Vice President
                                                              as of June 6, 2011

                          EXHIBIT "A" - RETAIL FUNDS(1)

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                      CONTRACTUAL/   EXPENSE       EFFECTIVE DATE OF             EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION        CURRENT LIMIT                  DATE
----------------------------------------------------  -----------  -----------    --------------------         ---------------
Invesco California Tax-Free Income Fund*
    Class A Shares                                    Contractual        0.85%     February 12, 2010           June 30, 2012
    Class B Shares                                    Contractual        1.35%     February 12, 2010           June 30, 2012
    Class C Shares                                    Contractual        1.35%     February 12, 2010           June 30, 2012
    Class Y Shares                                    Contractual        0.60%     February 12, 2010           June 30, 2012

Invesco Core Plus Bond Fund
    Class A Shares                                    Contractual        0.75%     June 6, 2011                June 30, 2013
    Class B Shares                                    Contractual        1.50%     June 6, 2011                June 30, 2013
    Class C Shares                                    Contractual        1.50%     June 6, 2011                June 30, 2013
    Class R Shares                                    Contractual        1.00%     June 6, 2011                June 30, 2013
    Class Y Shares                                    Contractual        0.50%     June 6, 2011                June 30, 2013
    Institutional Class Shares                        Contractual        0.50%     June 6, 2011                June 30, 2013

Invesco Dividend Growth Securities Fund*
    Class A Shares                                    Contractual        0.95%     February 12, 2010           June 30, 2012
    Class B Shares                                    Contractual        1.70%     February 12, 2010           June 30, 2012
    Class C Shares                                    Contractual        1.70%     February 12, 2010           June 30, 2012
    Class Y Shares                                    Contractual        0.70%     February 12, 2010           June 30, 2012

Invesco Equally-Weighted S&P 500 Fund*
    Class A Shares                                    Contractual        0.75%     February 12, 2010           June 30, 2012
    Class B Shares                                    Contractual        1.50%     February 12, 2010           June 30, 2012
    Class C Shares                                    Contractual        1.50%     February 12, 2010           June 30, 2012
    Class R Shares                                    Contractual        1.00%     February 12, 2010           June 30, 2012
    Class Y Shares                                    Contractual        0.50%     February 12, 2010           June 30, 2012

Invesco Floating Rate Fund
    Class A Shares                                    Contractual        1.50%     April 14, 2006              December 31, 2011
    Class C Shares                                    Contractual        2.00%     April 14, 2006              December 31, 2011
    Class R Shares                                    Contractual        1.75%     April 14, 2006              December 31, 2011
    Class Y Shares                                    Contractual        1.25%     October 3, 2008             December 31, 2011
    Institutional Class Shares                        Contractual        1.25%     April 14, 2006              December 31, 2011

Invesco S&P 500 Index Fund*
    Class A Shares                                    Contractual        0.65%     February 12, 2010           June 30, 2012
    Class B Shares                                    Contractual        1.40%     February 12, 2010           June 30, 2012
    Class C Shares                                    Contractual        1.40%     February 12, 2010           June 30, 2012
    Class Y Shares                                    Contractual        0.40%     February 12, 2010           June 30, 2012

Invesco Select Real Estate Income Fund
    Class A Shares                                    Contractual        2.00%     July 1, 2009                December 31, 2011
    Class B Shares                                    Contractual        2.75%     July 1, 2009                December 31, 2011
    Class C Shares                                    Contractual        2.75%     July 1, 2009                December 31, 2011
    Class Y Shares                                    Contractual        1.75%     July 1, 2009                December 31, 2011
    Institutional Class Shares                        Contractual        1.75%     July 1, 2009                December 31, 2011

Invesco Structured Core Fund
    Class A Shares                                    Contractual        1.00%     July 1, 2009                June 30, 2012
    Class B Shares                                    Contractual        1.75%     July 1, 2009                June 30, 2012
    Class C Shares                                    Contractual        1.75%     July 1, 2009                June 30, 2012
    Class R Shares                                    Contractual        1.25%     July 1, 2009                June 30, 2012
    Class Y Shares                                    Contractual        0.75%     July 1, 2009                June 30, 2012
Investor Class Shares                                 Contractual        1.00%     July 1, 2009                June 30, 2012
Institutional Class Shares                            Contractual        0.75%     July 1, 2009                June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                      CONTRACTUAL/  EXPENSE         EFFECTIVE DATE OF     EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION         CURRENT LIMIT          DATE
----------------------------------------------------- -----------  -----------   ----------------------   ------------

Invesco Van Kampen American Franchise Fund*
    Class A Shares                                    Contractual        1.05%   May 23, 2011             June 30, 2013
    Class B Shares                                    Contractual      1.22%9    May 23, 2011             June 30, 2013
    Class C Shares                                    Contractual        1.80%   May 23, 2011             June 30, 2013
    Class R Shares                                    Contractual        1.30%   May 23, 2011             June 30, 2013
    Class Y Shares                                    Contractual        0.80%   May 23, 2011             June 30, 2013
    Institutional Class Shares                        Contractual        0.80%   May 23, 2011             June 30, 2013

Invesco Van Kampen Equity and Income Fund*
    Class A Shares                                    Contractual        0.82%   February 12, 2010        June 30, 2012
    Class B Shares                                    Contractual      0.95%9    February 12, 2010        June 30, 2012
    Class C Shares                                    Contractual        1.57%   February 12, 2010        June 30, 2012
    Class R Shares                                    Contractual        1.07%   February 12, 2010        June 30, 2012
    Class Y Shares                                    Contractual        0.57%   February 12, 2010        June 30, 2012
    Institutional Class Shares                        Contractual        0.57%   February 12, 2010        June 30, 2012

Invesco Van Kampen Growth and Income Fund*
    Class A Shares                                    Contractual        0.88%   February 12, 2010        June 30, 2012
    Class B Shares                                    Contractual        1.63%   February 12, 2010        June 30, 2012
    Class C Shares                                    Contractual        1.63%   February 12, 2010        June 30, 2012
    Class R Shares                                    Contractual        1.13%   February 12, 2010        June 30, 2012
    Class Y Shares                                    Contractual        0.63%   February 12, 2010        June 30, 2012
    Institutional Class Shares                        Contractual        0.63%   February 12, 2010        June 30, 2012

Invesco Van Kampen Pennsylvania Tax Free Income Fund*
    Class A Shares                                    Contractual        1.13%   February 12, 2010        June 30, 2012
    Class B Shares                                    Contractual        1.88%   February 12, 2010        June 30, 2012
    Class C Shares                                    Contractual        1.88%   February 12, 2010        June 30, 2012
    Class Y Shares                                    Contractual        0.88%   February 12, 2010        June 30, 2012

Invesco Van Kampen Small Cap Growth Fund*
    Class A Shares                                    Contractual        1.38%   February 12, 2010        June 30, 2012
    Class B Shares                                    Contractual        2.13%   February 12, 2010        June 30, 2012
    Class C Shares                                    Contractual        2.13%   February 12, 2010        June 30, 2012
    Class Y Shares                                    Contractual        1.13%   February 12, 2010        June 30, 2012


                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                      CONTRACTUAL/    EXPENSE        EFFECTIVE DATE OF       EXPIRATION
FUND                                                  VOLUNTARY     LIMITATION        CURRENT LIMIT             DATE
--------------------------------------                -----------   ----------     --------------------   -----------------
Invesco Capital Development Fund
    Class A Shares                                    Contractual          2.00%   July 1, 2009           February 28, 2012
    Class B Shares                                    Contractual          2.75%   July 1, 2009           February 28, 2012
    Class C Shares                                    Contractual          2.75%   July 1, 2009           February 28, 2012
    Class R Shares                                    Contractual          2.25%   July 1, 2009           February 28, 2012
    Class Y Shares                                    Contractual          1.75%   July 1, 2009           February 28, 2012
    Investor Class Shares                             Contractual          2.00%   July 1, 2009           February 28, 2012
    Institutional Class Shares                        Contractual          1.75%   July 1, 2009           February 28, 2012

Invesco Charter Fund
    Class A Shares                                    Contractual          2.00%   July 1, 2009           June 30, 2012
    Class B Shares                                    Contractual          2.75%   July 1, 2009           June 30, 2012
    Class C Shares                                    Contractual          2.75%   July 1, 2009           June 30, 2012
    Class R Shares                                    Contractual          2.25%   July 1, 2009           June 30, 2012
    Class S Shares                                    Contractual          1.90%   September 25, 2009     June 30, 2012
    Class Y Shares                                    Contractual          1.75%   July 1, 2009           June 30, 2012
    Institutional Class Shares                        Contractual          1.75%   July 1, 2009           June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                        CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION          CURRENT LIMIT          DATE
--------------------------------------- -----------  ------------    -----------------------  -----------------
Invesco Constellation Fund
    Class A Shares                      Contractual         2.00%    July 1, 2009             February 28, 2012
    Class B Shares                      Contractual         2.75%    July 1, 2009             February 28, 2012
    Class C Shares                      Contractual         2.75%    July 1, 2009             February 28, 2012
    Class R Shares                      Contractual         2.25%    July 1, 2009             February 28, 2012
    Class Y Shares                      Contractual         1.75%    July 1, 2009             February 28, 2012
    Institutional Class Shares          Contractual         1.75%    July 1, 2009             February 28, 2012

Invesco Disciplined Equity Fund
    Class Y Shares                      Contractual         1.75%    July 14, 2009            February 28, 2012

Invesco Diversified Dividend Fund
    Class A Shares                      Contractual         1.00%    May 23, 2011             June 30, 2012
    Class B Shares                      Contractual         1.75%    May 23, 2011             June 30, 2012
    Class C Shares                      Contractual         1.75%    May 23, 2011             June 30, 2012
    Class R Shares                      Contractual         1.25%    May 23, 2011             June 30, 2012
    Class Y Shares                      Contractual         0.75%    May 23, 2011             June 30, 2012
Investor Class Shares                   Contractual         1.00%    May 23, 2011             June 30, 2012
Institutional Class Shares              Contractual         0.75%    May 23, 2011             June 30, 2012
Invesco Summit Fund
    Class A Shares                      Contractual         2.00%    July 1, 2009             February 28, 2012
    Class B Shares                      Contractual         2.75%    July 1, 2009             February 28, 2012
    Class C Shares                      Contractual         2.75%    July 1, 2009             February 28, 2012
    Class P Shares                      Contractual         1.85%    July 1, 2009             February 28, 2012
    Class S Shares                      Contractual         1.90%    September 25, 2009       February 28, 2012
    Class Y Shares                      Contractual         1.75%    July 1, 2009             February 28, 2012
    Institutional Class Shares          Contractual         1.75%    July 1, 2009             February 28, 2012

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                        CONTRACTUAL/   EXPENSE            EFFECTIVE DATE OF        EXPIRATION
FUND                                    VOLUNTARY     LIMITATION            CURRENT LIMIT             DATE
--------------------------------------- ----------    -----------      ----------------------   ----------------
Invesco European Small Company Fund
    Class A Shares                       Contractual         2.25%      July 1, 2009            April 30, 2012
    Class B Shares                       Contractual         3.00%      July 1, 2009            April 30, 2012
    Class C Shares                       Contractual         3.00%      July 1, 2009            April 30, 2012
    Class Y Shares                       Contractual         2.00%      July 1, 2009            April 30, 2012

Invesco Global Core Equity Fund
    Class A Shares                       Contractual         1.25%      May 23, 2011            June 30, 2013
    Class B Shares                       Contractual         1.52%(9)   May 23, 2011            June 30, 2013
    Class C Shares                       Contractual         2.00%      May 23, 2011            June 30, 2013
    Class R Shares                       Contractual         1.50%      May 23, 2011            June 30, 2013
    Class Y Shares                       Contractual         1.00%      May 23, 2011            June 30, 2013
    Institutional Class Shares           Contractual         1.00%      May 23, 2011            June 30, 2013

Invesco International Small Company Fund
    Class A Shares                       Contractual         2.25%      July 1, 2009            April 30, 2012
    Class B Shares                       Contractual         3.00%      July 1, 2009            April 30, 2012
    Class C Shares                       Contractual         3.00%      July 1, 2009            April 30, 2012
    Class Y Shares                       Contractual         2.00%      July 1, 2009            April 30, 2012
    Institutional Class Shares           Contractual         2.00%      July 1, 2009            April 30, 2012

Invesco Small Cap Equity Fund
    Class A Shares                       Contractual         2.00%      July 1, 2009            April 30, 2012
    Class B Shares                       Contractual         2.75%      July 1, 2009            April 30, 2012
    Class C Shares                       Contractual         2.75%      July 1, 2009            April 30, 2012
    Class R Shares                       Contractual         2.25%      July 1, 2009            April 30, 2012
    Class Y Shares                       Contractual         1.75%      July 1, 2009            April 30, 2012
    Institutional Class Shares           Contractual         1.75%      July 1, 2009            April 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                CONTRACTUAL/  EXPENSE        EFFECTIVE DATE OF           EXPIRATION
FUND                                             VOLUNTARY   LIMITATION       CURRENT LIMIT                 DATE
---------------------------------------------   -----------  ----------  ------------------------------  --------------
Invesco Balanced-Risk Retirement 2020 Fund(4)
    Class A Shares                              Contractual        0.25% November 4, 2009                April 30, 2012
    Class A5 Shares                             Contractual        0.25% February 12, 2010               April 30, 2012
    Class B Shares                              Contractual        1.00% November 4, 2009                April 30, 2012
    Class C Shares                              Contractual        1.00% November 4, 2009                April 30, 2012
    Class C5 Shares                             Contractual        1.00% February 12, 2010               April 30, 2012
    Class R Shares                              Contractual        0.50% November 4, 2009                April 30, 2012
    Class R5 Shares                             Contractual        0.50% February 12, 2010               April 30, 2012
    Class Y Shares                              Contractual        0.00% November 4, 2009                April 30, 2012
    Institutional Class Shares                  Contractual        0.00% November 4, 2009                April 30, 2012

Invesco Balanced-Risk Retirement 2030 Fund(5)
    Class A Shares                              Contractual        0.25% November 4, 2009                April 30, 2012
    Class A5 Shares                             Contractual        0.25% February 12, 2010               April 30, 2012
    Class B Shares                              Contractual        1.00% November 4, 2009                April 30, 2012
    Class C Shares                              Contractual        1.00% November 4, 2009                April 30, 2012
    Class C5 Shares                             Contractual        1.00% February 12, 2010               April 30, 2012
    Class R Shares                              Contractual        0.50% November 4, 2009                April 30, 2012
    Class R5 Shares                             Contractual        0.50% February 12, 2010               April 30, 2012
    Class Y Shares                              Contractual        0.00% November 4, 2009                April 30, 2012
    Institutional Class Shares                  Contractual        0.00% November 4, 2009                April 30, 2012

Invesco Balanced-Risk Retirement 2040 Fund(6)
    Class A Shares                              Contractual        0.25% November 4, 2009                April 30, 2012
    Class A5 Shares                             Contractual        0.25% February 12, 2010               April 30, 2012
    Class B Shares                              Contractual        1.00% November 4, 2009                April 30, 2012
    Class C Shares                              Contractual        1.00% November 4, 2009                April 30, 2012
    Class C5 Shares                             Contractual        1.00% February 12, 2010               April 30, 2012
    Class R Shares                              Contractual        0.50% November 4, 2009                April 30, 2012
    Class R5 Shares                             Contractual        0.50% February 12, 2010               April 30, 2012
    Class Y Shares                              Contractual        0.00% November 4, 2009                April 30, 2012
    Institutional Class Shares                  Contractual        0.00% November 4, 2009                April 30, 2012


Invesco Balanced-Risk Retirement 2050 Fund(8)
    Class A Shares                              Contractual        0.25% November 4, 2009                April 30, 2012
    Class A5 Shares                             Contractual        0.25% February 12, 2010               April 30, 2012
    Class B Shares                              Contractual        1.00% November 4, 2009                April 30, 2012
    Class C Shares                              Contractual        1.00% November 4, 2009                April 30, 2012
    Class C5 Shares                             Contractual        1.00% February 12, 2010               April 30, 2012
    Class R Shares                              Contractual        0.50% November 4, 2009                April 30, 2012
    Class R5 Shares                             Contractual        0.50% February 12, 2010               April 30, 2012
    Class Y Shares                              Contractual        0.00% November 4, 2009                April 30, 2012
    Institutional Class Shares                  Contractual        0.00% November 4, 2009                April 30, 2012

Invesco Balanced-Risk Retirement Now Fund(2)
    Class A Shares                              Contractual        0.25% November 4, 2009                June 30, 2012
    Class A5 Shares                             Contractual        0.25% February 12, 2010               June 30, 2012
    Class B Shares                              Contractual        1.00% November 4, 2009                June 30, 2012
    Class C Shares                              Contractual        1.00% November 4, 2009                June 30, 2012
    Class C5 Shares                             Contractual        1.00% February 12, 2010               June 30, 2012
    Class R Shares                              Contractual        0.50% November 4, 2009                June 30, 2012
    Class R5 Shares                             Contractual        0.50% February 12, 2010               June 30, 2012
    Class Y Shares                              Contractual        0.00% November 4, 2009                June 30, 2012
    Institutional Class Shares                  Contractual        0.00% November 4, 2009                June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                CONTRACTUAL/  EXPENSE           EFFECTIVE DATE OF     EXPIRATION
FUND                                            VOLUNTARY    LIMITATION          CURRENT LIMIT           DATE
----------------------------------------------- -----------  -----------    ------------------------- -------------
Invesco Convertible Securities Fund*
    Class A Shares                              Contractual        1.11%    May 23, 2011              June 30, 2012
    Class B Shares                              Contractual        1.86%    May 23, 2011              June 30, 2012
    Class C Shares                              Contractual        1.86%    May 23, 2011              June 30, 2012
    Class Y Shares                              Contractual        0.86%    May 23, 2011              June 30, 2012
    Institutional Class Shares                  Contractual        0.86%    May 23, 2011              June 30, 2012

Invesco Global Equity Fund
    Class A Shares                              Contractual        2.25%    July 1, 2009              April 30, 2012
    Class B Shares                              Contractual        3.00%    July 1, 2009              April 30, 2012
    Class C Shares                              Contractual        3.00%    July 1, 2009              April 30, 2012
    Class R Shares                              Contractual        2.50%    July 1, 2009              April 30, 2012
    Class Y Shares                              Contractual        2.00%    July 1, 2009              April 30, 2012
    Institutional Class Shares                  Contractual        2.00%    July 1, 2009              April 30, 2012
Invesco Growth Allocation Fund
    Class A Shares                              Contractual        0.37%    June 6, 2011              June 30, 2012
    Class B Shares                              Contractual        1.12%    June 6, 2011              June 30, 2012
    Class C Shares                              Contractual        1.12%    June 6, 2011              June 30, 2012
    Class R Shares                              Contractual        0.62%    June 6, 2011              June 30, 2012
    Class S Shares                              Contractual        0.27%    June 6, 2011              June 30, 2012
    Class Y Shares                              Contractual        0.12%    June 6, 2011              June 30, 2012
    Institutional Class Shares                  Contractual        0.12%    June 6, 2011              June 30, 2012
Invesco Income Allocation Fund
    Class A Shares                              Contractual        0.28%    July 1, 2009              April 30, 2012
    Class B Shares                              Contractual        1.03%    July 1, 2009              April 30, 2012
    Class C Shares                              Contractual        1.03%    July 1, 2009              April 30, 2012
    Class R Shares                              Contractual        0.53%    July 1, 2009              April 30, 2012
    Class Y Shares                              Contractual        0.03%    July 1, 2009              April 30, 2012
    Institutional Class Shares                  Contractual        0.03%    July 1, 2009              April 30, 2012
Invesco International Allocation Fund
    Class A Shares                              Contractual        0.43%    July 1, 2009              April 30, 2012
    Class B Shares                              Contractual        1.18%    July 1, 2009              April 30, 2012
    Class C Shares                              Contractual        1.18%    July 1, 2009              April 30, 2012
    Class R Shares                              Contractual        0.68%    July 1, 2009              April 30, 2012
    Class Y Shares                              Contractual        0.18%    July 1, 2009              April 30, 2012
    Institutional Class Shares                  Contractual        0.18%    July 1, 2009              April 30, 2012
Invesco Mid Cap Core Equity Fund
    Class A Shares                              Contractual        2.00%    July 1, 2009              April 30, 2012
    Class B Shares                              Contractual        2.75%    July 1, 2009              April 30, 2012
    Class C Shares                              Contractual        2.75%    July 1, 2009              April 30, 2012
    Class R Shares                              Contractual        2.25%    July 1, 2009              April 30, 2012
    Class Y Shares                              Contractual        1.75%    July 1, 2009              April 30, 2012
    Institutional Class Shares                  Contractual        1.75%    July 1, 2009              April 30, 2012
Invesco Moderate Allocation Fund
    Class A Shares                              Contractual        0.37%    July 1, 2009              June 30, 2012
    Class B Shares                              Contractual        1.12%    July 1, 2009              June 30, 2012
    Class C Shares                              Contractual        1.12%    July 1, 2009              June 30, 2012
    Class R Shares                              Contractual        0.62%    July 1, 2009              June 30, 2012
    Class S Shares                              Contractual        0.27%    September 25, 2009        June 30, 2012
    Class Y Shares                              Contractual        0.12%    July 1, 2009              June 30, 2012
    Institutional Class Shares                   Contractual        0.12%    July 1, 2009              June 30, 2012
Invesco Moderately Conservative Allocation Fund
    Class A Shares                              Contractual        0.39%    July 1, 2009              June 30, 2012
    Class B Shares                              Contractual        1.14%    July 1, 2009              June 30, 2012
    Class C Shares                              Contractual        1.14%    July 1, 2009              June 30, 2012
    Class R Shares                              Contractual        0.64%    July 1, 2009              June 30, 2012
    Class S Shares                              Contractual        0.29%    June 6, 2011              June 30, 2012
    Class Y Shares                              Contractual        0.14%    July 1, 2009              June 30, 2012
    Institutional Class Shares                  Contractual        0.14%    July 1, 2009              June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                CONTRACTUAL/   EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                            VOLUNTARY     LIMITATION        CURRENT LIMIT          DATE
----------------------------------------------  -----------  -----------   ---------------------   --------------
Invesco Small Cap Growth Fund
    Class A Shares                              Contractual        2.00%   July 1, 2009            April 30, 2012
    Class B Shares                              Contractual        2.75%   July 1, 2009            April 30, 2012
    Class C Shares                              Contractual        2.75%   July 1, 2009            April 30, 2012
    Class R Shares                              Contractual        2.25%   July 1, 2009            April 30, 2012
    Class Y Shares                              Contractual        1.75%   July 1, 2009            April 30, 2012
    Investor Class Shares                       Contractual        2.00%   July 1, 2009            April 30, 2012
    Institutional Class Shares                  Contractual        1.75%   July 1, 2009            April 30, 2012

Invesco Van Kampen Leaders Fund*
    Class A Shares                              Contractual        0.50%   February 12, 2010       June 30, 2012
    Class B Shares                              Contractual        1.25%   February 12, 2010       June 30, 2012
    Class C Shares                              Contractual        1.25%   February 12, 2010       June 30, 2012
    Class Y Shares                              Contractual        0.25%   February 12, 2010       June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund*
    Class A Shares                              Contractual        0.96%   February 12, 2010       June 30, 2012
    Class B Shares                              Contractual        1.71%   February 12, 2010       June 30, 2012
    Class C Shares                              Contractual        1.71%   February 12, 2010       June 30, 2012
    Class Y Shares                              Contractual        0.71%   February 12, 2010       June 30, 2012
    Institutional Class Shares                  Contractual        0.71%   February 12, 2010       June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                           CONTRACTUAL/     EXPENSE      EFFECTIVE DATE         EXPIRATION
FUND                                       VOLUNTARY      LIMITATION      CURRENT LIMIT            DATE
------------------------------------------ ------------  -----------  ---------------------  -----------------
Invesco Asia Pacific Growth Fund
    Class A Shares                         Contractual         2.25%  July 1, 2009           February 28, 2012
    Class B Shares                         Contractual         3.00%  July 1, 2009           February 28, 2012
    Class C Shares                         Contractual         3.00%  July 1, 2009           February 28, 2012
    Class Y Shares                         Contractual         2.00%  July 1, 2009           February 28, 2012
Invesco European Growth Fund
    Class A Shares                         Contractual         2.25%  July 1, 2009           February 28, 2012
    Class B Shares                         Contractual         3.00%  July 1, 2009           February 28, 2012
    Class C Shares                         Contractual         3.00%  July 1, 2009           February 28, 2012
    Class R Shares                         Contractual         2.50%  July 1, 2009           February 28, 2012
    Class Y Shares                         Contractual         2.00%  July 1, 2009           February 28, 2012
    Investor Class Shares                  Contractual         2.25%  July 1, 2009           February 28, 2012
Invesco Global Growth Fund
    Class A Shares                        Contractual         2.25% M ay 23, 2011           February 28, 2012
    Class B Shares                         Contractual         3.00%  May 23, 2011           February 28, 2012
    Class C Shares                         Contractual         3.00%  May 23, 2011           February 28, 2012
    Class Y Shares                         Contractual         2.00%  May 23, 2011           February 28, 2012
    Institutional Class Shares             Contractual         2.00%  May 23, 2011           February 28, 2012
Invesco Global Small & Mid
Cap Growth Fund
    Class A Shares                         Contractual         2.25%  July 1, 2009           February 28, 2012
    Class B Shares                         Contractual         3.00%  July 1, 2009           February 28, 2012
    Class C Shares                         Contractual         3.00%  July 1, 2009           February 28, 2012
    Class Y Shares                         Contractual         2.00%  July 1, 2009           February 28, 2012
    Institutional Class Shares             Contractual         2.00%  July 1, 2009           February 28, 2012
Invesco International Core Equity Fund
    Class A Shares                         Contractual         2.25%  July 1, 2009           February 28, 2012
    Class B Shares                         Contractual         3.00%  July 1, 2009           February 28, 2012
    Class C Shares                         Contractual         3.00%  July 1, 2009           February 28, 2012
    Class R Shares                         Contractual         2.50%  July 1, 2009           February 28, 2012
    Class Y Shares                         Contractual         2.00%  July 1, 2009           February 28, 2012
    Investor Class Shares                  Contractual         2.25%  July 1, 2009           February 28, 2012
Institutional Class Shares                 Contractual         2.00%  July 1, 2009           February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                             VOLUNTARY      LIMITATION        CURRENT LIMIT         DATE
----------------------------------------        ------------    ---------     ------------------- --------------
Invesco International Growth Fund
    Class A Shares                              Contractual          1.40%    May 23, 2011        June 30, 2013
    Class B Shares                              Contractual          2.15%    May 23, 2011        June 30, 2013
    Class C Shares                              Contractual          2.15%    May 23, 2011        June 30, 2013
    Class R Shares                              Contractual          1.65%    May 23, 2011        June 30, 2013
    Class Y Shares                              Contractual          1.15%    May 23, 2011        June 30, 2013
Institutional Class Shares                      Contractual          1.15%    May 23, 2011        June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                 CONTRACTUAL/    EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY    LIMITATION        CURRENT LIMIT         DATE
------------------------------------------------ -------------- -----------   --------------------- ----------------
Invesco Balanced-Risk Allocation Fund(8)
    Class A Shares                               Contractual        1.04%      November 4, 2009    February 28, 2012
    Class B Shares                               Contractual        1.79%      November 4, 2009    February 28, 2012
    Class C Shares                               Contractual        1.79%      November 4, 2009    February 28, 2012
    Class R Shares                               Contractual        1.29%      November 4, 2009    February 28, 2012
    Class Y Shares                               Contractual        0.79%      November 4, 2009    February 28, 2012
    Institutional Class Shares                   Contractual        0.79%      November 4, 2009    February 28, 2012
    Invesco Balanced-Risk
Commodity Strategy Fund1(11)
    Class A Shares                               Contractual        1.22%      November 29, 2010   February 28, 2012
    Class B Shares                               Contractual        1.97%      November 29, 2010   February 28, 2012
    Class C Shares                               Contractual        1.97%      November 29, 2010   February 28, 2012
    Class R Shares                               Contractual        1.47%      November 29, 2010   February 28, 2012
    Class Y Shares                               Contractual        0.97%      November 29, 2010   February 28, 2012
    Institutional Class Shares                   Contractual        0.97%      November 29, 2010   February 28, 2012
    Invesco China Fund
    Class A Shares                               Contractual        2.25%      July 1, 2009        February 28, 2012
    Class B Shares                               Contractual        3.00%      July 1, 2009        February 28, 2012
    Class C Shares                               Contractual        3.00%      July 1, 2009        February 28, 2012
    Class Y Shares                               Contractual        2.00%      July 1, 2009        February 28, 2012
    Institutional Class Shares                   Contractual        2.00%      July 1, 2009        February 28, 2012
Invesco Commodities Strategy Fund(12)
    Class A Shares                               Contractual        1.25%      February 12, 2010     June 30, 2012
    Class B Shares                               Contractual        2.00%      February 12, 2010     June 30, 2012
    Class C Shares                               Contractual        2.00%      February 12, 2010     June 30, 2012
    Class R Shares                               Contractual        1.50%      February 12, 2010     June 30, 2012
    Class Y Shares                               Contractual        1.00%      February 12, 2010     June 30, 2012
    Institutional Class Shares                   Contractual        1.00%      February 12, 2010     June 30, 2012
Invesco Developing Markets Fund
    Class A Shares                               Contractual        2.10%      May 23, 2011          June 30, 2012
    Class B Shares                               Contractual        2.85%      May 23, 2011          June 30, 2012
    Class C Shares                               Contractual        2.85%      May 23, 2011          June 30, 2012
    Class Y Shares                               Contractual        1.85%      May 23, 2011          June 30, 2012
    Institutional Class Shares                   Contractual        1.85%      May 23, 2011          June 30, 2012
Invesco Emerging Markets Equity Fund
    Class A Shares                               Contractual        1.85%      May 11, 2011          June 30, 2012
    Class C Shares                               Contractual        2.60%      May 11, 2011          June 30, 2012
    Class R Shares                               Contractual        2.10%      May 11, 2011          June 30, 2012
    Class Y Shares                               Contractual        1.60%      May 11, 2011          June 30, 2012
    Institutional Class Shares                   Contractual        1.60%      May 11, 2011          June 30, 2012
Invesco Emerging Market Local
Currency Debt Fund
    Class A Shares                               Contractual        1.24%      June 14, 2010       February 28, 2012
    Class B Shares                               Contractual        1.99%      June 14, 2010       February 28, 2012
    Class C Shares                               Contractual        1.99%      June 14, 2010       February 28, 2012
    Class R Shares                               Contractual        1.49%      June 14, 2010       February 28, 2012
    Class Y Shares                               Contractual        0.99%      June 14, 2010       February 28, 2012
    Institutional Class Shares                   Contractual        0.99%      June 14, 2010       February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                         CONTRACTUAL/     EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                                     VOLUNTARY        LIMITATION      CURRENT LIMIT          DATE
---------------------                                    ------------     ----------      -----------------      -------------------
Invesco Endeavor Fund
    Class A Shares                                        Contractual      2.00%           July 1, 2009           February 28, 2012
    Class B Shares                                        Contractual      2.75%           July 1, 2009           February 28, 2012
    Class C Shares                                        Contractual      2.75%           July 1, 2009           February 28, 2012
    Class R Shares                                        Contractual      2.25%           July 1, 2009           February 28, 2012
    Class Y Shares                                        Contractual      1.75%           July 1, 2009           February 28, 2012
    Institutional Class Shares                            Contractual      1.75%           July 1, 2009           February 28, 2012
Invesco Global Advantage Fund*
    Class A Shares                                        Contractual      1.41%           February 12, 2010      June 30, 2012
    Class B Shares                                        Contractual      2.16%           February 12, 2010      June 30, 2012
    Class C Shares                                        Contractual      2.16%           February 12, 2010      June 30, 2012
    Class Y Shares                                        Contractual      1.16%           February 12, 2010      June 30, 2012
Invesco Global Health Care Fund
    Class A Shares                                        Contractual      1.65%           May 23, 2011           June 30, 2012
    Class B Shares                                        Contractual      2.40%           May 23, 2011           June 30, 2012
    Class C Shares                                        Contractual      2.40%           May 23, 2011           June 30, 2012
    Class Y Shares                                        Contractual      1.40%           May 23, 2011           June 30, 2012
    Investor Class Shares                                 Contractual      1.65%           May 23, 2011           June 30, 2012
Invesco International Total Return Fund
    Class A Shares                                        Contractual      1.10%           March 31, 2006         February 28, 2012
    Class B Shares                                        Contractual      1.85%           March 31, 2006         February 28, 2012
    Class C Shares                                        Contractual      1.85%           March 31, 2006         February 28, 2012
    Class Y Shares                                        Contractual      0.85%           October 3, 2008        February 28, 2012
    Institutional Class Shares                            Contractual      0.85%           March 31, 2006         February 28, 2012

Invesco Pacific Growth Fund*
    Class A Shares                                        Contractual      1.88%           February 12, 2010      June 30, 2012
    Class B Shares                                        Contractual      2.63%           February 12, 2010      June 30, 2012
    Class C Shares                                        Contractual      2.63%           February 12, 2010      June 30, 2012
    Class R Shares                                        Contractual      2.13%           February 12, 2010      June 30, 2012
    Class Y Shares                                        Contractual      1.63%           February 12, 2010      June 30, 2012
    Institutional Class Shares                            Contractual      1.63%           May 23, 2011           June 30, 2012
Invesco Small Companies Fund
    Class A Shares                                        Contractual      2.00%           July 1, 2009           February 28, 2012
    Class B Shares                                        Contractual      2.75%           July 1, 2009           February 28, 2012
    Class C Shares                                        Contractual      2.75%           July 1, 2009           February 28, 2012
    Class R Shares                                        Contractual      2.25%           July 1, 2009           February 28, 2012
    Class Y Shares                                        Contractual      1.75%           July 1, 2009           February 28, 2012
    Institutional Class Shares                            Contractual      1.75%           July 1, 2009           February 28, 2012
Invesco Van Kampen Global Tactical Asset Allocation Fund*
    Class A Shares                                        Contractual      1.20%           February 12, 2010      June 30, 2012
    Class B Shares                                        Contractual      1.95%           February 12, 2010      June 30, 2012
    Class C Shares                                        Contractual      1.95%           February 12, 2010      June 30, 2012
    Class R Shares                                        Contractual      1.45%           February 12, 2010      June 30, 2012
    Class Y Shares                                        Contractual      0.95%           February 12, 2010      June 30, 2012
    Institutional Class Shares                            Contractual      0.95%           February 12, 2010      June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                         CONTRACTUAL/     EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                                     VOLUNTARY        LIMITATION      CURRENT LIMIT          DATE
---------------------                                    ------------     ----------      -----------------      -------------------
Invesco Dynamics Fund
    Class A Shares                                        Contractual      2.00%          July 1, 2009           June 30, 2011
    Class B Shares                                        Contractual      2.75%          July 1, 2009           June 30, 2011
    Class C Shares                                        Contractual      2.75%          July 1, 2009           June 30, 2011
    Class R Shares                                        Contractual      2.25%          July 1, 2009           June 30, 2011
    Class Y Shares                                        Contractual      1.75%          July 1, 2009           June 30, 2011
    Investor Class Shares                                 Contractual      2.00%          July 1, 2009           June 30, 2011
    Institutional Class Shares                            Contractual      1.75%          July 1, 2009           June 30, 2011

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                         CONTRACTUAL/     EXPENSE         EFFECTIVE DATE OF      EXPIRATION
FUND                                                     VOLUNTARY        LIMITATION      CURRENT LIMIT          DATE
-----------------------------------------                ------------     ----------      -----------------      -------------------
Invesco Global Real Estate Fund
    Class A Shares                                        Contractual      2.00%          July 1, 2009           June 30, 2011
    Class B Shares                                        Contractual      2.75%          July 1, 2009           June 30, 2011
    Class C Shares                                        Contractual      2.75%          July 1, 2009           June 30, 2011
    Class R Shares                                        Contractual      2.25%          July 1, 2009           June 30, 2011
    Class Y Shares                                        Contractual      1.75%          July 1, 2009           June 30, 2011
    Institutional Class Shares                            Contractual      1.75%          July 1, 2009           June 30, 2011
Invesco High Yield Fund
    Class A Shares                                        Contractual      0.89%          June 6, 2011           June 30, 2013
    Class B Shares                                        Contractual      1.64%          June 6, 2011           June 30, 2013
    Class C Shares                                        Contractual      1.64%          June 6, 2011           June 30, 2013
    Class Y Shares                                        Contractual      0.64%          June 6, 2011           June 30, 2013
    Investor Class Shares                                 Contractual      0.89%          June 6, 2011           June 30, 2013
    Institutional Class Shares                            Contractual      0.64%          June 6, 2011           June 30, 2013
Invesco High Yield Securities Fund*
    Class A Shares                                        Contractual      2.13%          February 12, 2010      June 30, 2012
    Class B Shares                                        Contractual      2.63%          February 12, 2010      June 30, 2012
    Class C Shares                                        Contractual      2.73%          February 12, 2010      June 30, 2012
    Class Y Shares                                        Contractual      1.88%          February 12, 2010      June 30, 2012
Invesco Municipal Bond Fund
    Class A Shares
    Class B Shares                                        Contractual      0.57%          March 4, 2009          June 30, 2011
    Class C Shares                                        Contractual      1.32%          March 4, 2009          June 30, 2011
    Class Y Shares                                        Contractual      1.32%          March 4, 2009          June 30, 2011
    Investor Class Shares                                 Contractual      0.32%          March 4, 2009          June 30, 2011
                                                          Contractual      0.57%          March 4, 2009          June 30, 2011
Invesco Real Estate Fund
    Class A Shares                                        Contractual      1.55%          May 23, 2011           June 30, 2012
    Class B Shares                                        Contractual      2.30%          May 23, 2011           June 30, 2012
    Class C Shares                                        Contractual      2.30%          May 23, 2011           June 30, 2012
    Class R Shares                                        Contractual      1.80%          May 23, 2011           June 30, 2012
    Class Y Shares                                        Contractual      1.30%          May 23, 2011           June 30, 2012
    Investor Class Shares                                 Contractual      1.55%          May 23, 2011           June 30, 2012
    Institutional Class Shares                            Contractual      1.30%          May 23, 2011           June 30, 2012
Invesco Short Term Bond Fund
    Class A Shares                                        Contractual      0.56%          June 6, 2011           June 30, 2013
    Class C Shares                                        Contractual      0.91%(9)       March 4, 2009          June 30, 2013
    Class R Shares                                        Contractual      0.91%          March 4, 2009          June 30, 2013
    Class Y Shares                                        Contractual      0.41%          March 4, 2009          June 30, 2013
    Institutional Class Shares                            Contractual      0.41%          March 4, 2009          June 30, 2013
Invesco U.S. Government Fund
    Class A Shares                                        Contractual      1.03%          June 6, 2011           June 30, 2012
    Class B Shares                                        Contractual      1.78%          June 6, 2011           June 30, 2012
    Class C Shares                                        Contractual      1.78%          June 6, 2011           June 30, 2012
    Class R Shares                                        Contractual      1.28%          June 6, 2011           June 30, 2012
    Class Y Shares                                        Contractual      0.78%          June 6, 2011           June 30, 2012
    Investor Class Shares                                 Contractual      1.03%          June 6, 2011           June 30, 2012
    Institutional Class Shares                            Contractual      0.78%          June 6, 3011           June 30, 2012
Invesco Van Kampen Corporate Bond Fund*
    Class A Shares                                        Contractual      0.95%          February 12, 2010      June 30, 2012
    Class B Shares                                        Contractual      1.29%(9)       June 6, 2011           June 30, 2012
    Class C Shares                                        Contractual      1.65%(9)       June 6, 2011           June 30, 2012
    Class R Shares                                        Contractual      1.20%          June 6, 2011           June 30, 2012
    Class Y Shares                                        Contractual      0.70%          February 12, 2010      June 30, 2012
    Institutional Class Shares                            Contractual      0.70%          February 12, 2010      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

               AIM  SECTOR  FUNDS  (INVESCO  SECTOR  FUNDS)

                                                         CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                                     VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                                    ------------     ----------      -----------------      -------------------
Invesco Energy Fund
    Class A Shares                                       Contractual      2.00%          July 1, 2009           August 31, 2011
    Class B Shares                                       Contractual      2.75%          July 1, 2009           August 31, 2011
    Class C Shares                                       Contractual      2.75%          July 1, 2009           August 31, 2011
    Class Y Shares                                       Contractual      1.75%          July 1, 2009           August 31, 2011
    Investor Class Shares                                Contractual      2.00%          July 1, 2009           August 31, 2011
    Institutional Class Shares                           Contractual      1.75%          July 1, 2009           August 31, 2011
Invesco Gold & Precious Metals Fund
    Class A Shares                                       Contractual      2.00%          July 1, 2009           August 31, 2011
    Class B Shares                                       Contractual      2.75%          July 1, 2009           August 31, 2011
    Class C Shares                                       Contractual      2.75%          July 1, 2009           August 31, 2011
    Class Y Shares                                       Contractual      1.75%          July 1, 2009           August 31, 2011
    Investor Class Shares                                Contractual      2.00%          July 1, 2009           August 31, 2011
Invesco Leisure Fund
    Class A Shares                                       Contractual      2.00%          July 1, 2009           August 31, 2011
    Class B Shares                                       Contractual      2.75%          July 1, 2009           August 31, 2011
    Class C Shares                                       Contractual      2.75%          July 1, 2009           August 31, 2011
    Class R Shares                                       Contractual      2.25%          July 1, 2009           August 31, 2011
    Class Y Shares                                       Contractual      1.75%          July 1, 2009           August 31, 2011
    Investor Class Shares                                Contractual      2.00%          July 1, 2009           August 31, 2011
Invesco Technology Fund
    Class A Shares                                       Contractual      1.76%          May 23, 2011           June 30, 2012
    Class B Shares                                       Contractual      2.51%          May 23, 2011           June 30, 2012
    Class C Shares                                       Contractual      2.51%          May 23, 2011           June 30, 2012
    Class Y Shares                                       Contractual      1.51%          May 23, 2011           June 30, 2012
    Investor Class Shares                                Contractual      1.76%          May 23, 2011           June 30, 2012
    Institutional Class Shares                           Contractual      1.51%          May 23, 2011           June 30, 2012
Invesco Technology Sector Fund*
    Class A Shares                                       Contractual      2.00%          February 12, 2010      June 30, 2012
    Class B Shares                                       Contractual      2.75%          February 12, 2010      June 30, 2012
    Class C Shares                                       Contractual      2.75%          February 12, 2010      June 30, 2012
    Class Y Shares                                       Contractual      1.75%          February 12, 2010      June 30, 2012
Invesco U.S. Mid Cap Value Fund*
    Class A Shares                                       Contractual      1.27%          February 12, 2010      June 30, 2012
    Class B Shares                                       Contractual      2.02%          February 12, 2010      June 30, 2012
    Class C Shares                                       Contractual      2.02%          February 12, 2010      June 30, 2012
    Class Y Shares                                       Contractual      1.02%          February 12, 2010      June 30, 2012
Invesco Utilities Fund
    Class A Shares
    Class B Shares                                       Contractual      1.32%          May 23, 2011           June 30, 2013
    Class C Shares                                       Contractual      2.07%          May 23, 2011           June 30, 2013
    Class Y Shares                                       Contractual      2.07%          May 23, 2011           June 30, 2013
    Investor Class Shares                                Contractual      1.07%          May 23, 2011           June 30, 2013
    Institutional Class Shares                           Contractual      1.32%          May 23, 2011           June 30, 2013
                                                         Contractual      1.07%          May 23, 2011           June 30, 2013
Invesco Value Fund*
    Class A Shares
    Class B Shares                                       Contractual      1.25%          February 12, 2010      June 30, 2012
    Class C Shares                                       Contractual      2.00%          February 12, 2010      June 30, 2012
    Class Y Shares                                       Contractual      2.00%          February 12, 2010      June 30, 2012
                                                         Contractual      1.00%          February 12, 2010      June 30, 2012
Invesco Van Kampen American Value Fund*
    Class A Shares
    Class B Shares                                       Contractual      1.41%          February 12, 2010      June 30, 2012
    Class C Shares                                       Contractual      1.65%(9)       May 23, 2011           June 30, 2012
    Class R Shares                                       Contractual      2.16%          February 12, 2010      June 30, 2012
    Class Y Shares                                       Contractual      1.66%          February 12, 2010      June 30, 2012
    Institutional Class Shares                           Contractual      1.16%          February 12, 2010      June 30, 2012
                                                         Contractual      1.16%          February 12, 2010      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                         CONTRACTUAL/      EXPENSE       EFFECTIVE DATE OF       EXPIRATION
FUND                                                      VOLUNTARY       LIMITATION       CURRENT LIMIT            DATE
---------------------                                    ------------     ----------     -----------------      -------------
Invesco Van Kampen Comstock Fund*
    Class A Shares                                       Contractual      0.89%          February 12, 2010      June 30, 2012
    Class B Shares                                       Contractual      1.64%          February 12, 2010      June 30, 2012
    Class C Shares                                       Contractual      1.64%          February 12, 2010      June 30, 2012
    Class R Shares                                       Contractual      1.14%          February 12, 2010      June 30, 2012
    Class Y Shares                                       Contractual      0.64%          February 12, 2010      June 30, 2012
    Investor Class Shares                                Contractual      0.64%          February 12, 2010      June 30, 2012
Invesco Van Kampen Mid Cap Growth Fund*
    Class A Shares                                       Contractual      1.40%          February 12, 2010      June 30, 2012
    Class B Shares                                       Contractual      2.15%          February 12, 2010      June 30, 2012
    Class C Shares                                       Contractual      2.15%          February 12, 2010      June 30, 2012
    Class R Shares                                       Contractual      1.65%          February 12, 2010      June 30, 2012
    Class Y Shares                                       Contractual      1.15%          February 12, 2010      June 30, 2012
    Investor Class Shares                                Contractual      1.15%          February 12, 2010      June 30, 2012

Invesco Van Kampen Small Cap Value Fund*
    Class A Shares                                       Contractual      1.03%          May 23, 2011           June 30, 2012
    Class B Shares                                       Contractual      1.40%(9)       May 23, 2011           June 30, 2012
    Class C Shares                                       Contractual      1.78%          May 23, 2011           June 30, 2012
    Class Y Shares                                       Contractual      0.78%          May 23, 2011           June 30, 2012

Van Kampen Value Opportunities Fund*
    Class A Shares                                       Contractual      1.41%          February 12, 2010      June 30, 2012
    Class B Shares                                       Contractual      2.16%          February 12, 2010      June 30, 2012
    Class C Shares                                       Contractual      2.16%          February 12, 2010      June 30, 2012
    Class R Shares                                       Contractual      1.66%          May 23, 2011           June 30, 2012
    Class Y Shares                                       Contractual      1.16%          February 12, 2010      June 30, 2012
    Investor Class Shares                                Contractual      1.16%          May 23, 2011           June 30, 2012


                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                            CONTRACTUAL/     EXPENSE       EFFECTIVE DATE OF        EXPIRATION
FUND                                                         VOLUNTARY      LIMITATION       CURRENT LIMIT             DATE
---------------------                                       ------------    -----------    -----------------      ---------------
Invesco High Income Municipal Fund
    Class A Shares                                          Voluntary          0.83%      March 4, 2009            N/A(10)
    Class B Shares                                          Voluntary          1.58%      March 4, 2009            N/A(10)
    Class C Shares                                          Voluntary          1.58%      March 4, 2009            N/A(10)
    Class Y Shares                                          Voluntary          0.58%      March 4, 2009            N/A(10)
    Investor Class Shares                                   Voluntary          0.58%      March 4, 2009            N/A(10)

Invesco Van Kampen High Yield Municipal Fund*
    Class A Shares                                          Contractual        0.87%      February 12, 2010        June 30, 2012
    Class B Shares                                          Contractual        1.62%      February 12, 2010        June 30, 2012
    Class C Shares                                          Contractual        1.62%      February 12, 2010        June 30, 2012
    Class Y Shares                                          Contractual        0.62%      February 12, 2010        June 30, 2012

Invesco Van Kampen Intermediate Term Municipal Income Fund*
    Class A Shares                                          Contractual        0.75%      June 6, 2011             June 30, 2013
    Class B Shares                                          Contractual        1.50%      June 6, 2011             June 30, 2013
    Class C Shares                                          Contractual        1.50%      June 6, 2011             June 30, 2013
    Class Y Shares                                          Contractual        0.50%      June 6, 2011             June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                                            CONTRACTUAL/      EXPENSE       EFFECTIVE DATE OF       EXPIRATION
FUND                                                         VOLUNTARY       LIMITATION       CURRENT LIMIT            DATE
---------------------                                       ------------     ----------     ------------------     -------------
Invesco Van Kampen Municipal Income Fund*
    Class A Shares                                          Contractual      0.83%          June 6, 2011           June 30, 2013
    Class B Shares                                          Contractual      1.58%          June 6, 2011           June 30, 2013
    Class C Shares                                          Contractual      1.58%          June 6, 2011           June 30, 2013
    Class Y Shares                                          Contractual      0.58%          June 6, 2011           June 30, 2013

Invesco Van Kampen New York Tax Free Income Fund*
    Class A Shares
    Class B Shares                                          Contractual      0.78%          February 12, 2010      June 30, 2012
    Class C Shares                                          Contractual      1.53%          February 12, 2010      June 30, 2012
    Class Y Shares                                          Contractual      1.53%          February 12, 2010      June 30, 2012
                                                            Contractual      0.53%          February 12, 2010      June 30, 2012

----------
1 The total operating expenses of any Class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new Class 12b-1 rate and the Class A 12b-1 rate.

2 In addition upon closing of a reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

3 In addition upon closing of a reorganization with Van Kampen 2010 Retirement Strategy and Van Kampen 2015 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.38%, 1.13%, 0.63% and 0.13% for Class A5, C5, R5 and Y, respectively.

4 In addition upon closing of a reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

5 In addition upon closing of a reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

6 In addition upon closing of a reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

7 In addition upon closing of a reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

8 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

9 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

10 Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

11 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

12 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                              as of June 6, 2011

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

                          SHORT-TERM INVESTMENTS TRUST

                                                            CONTRACTUAL/       EXPENSE      EFFECTIVE DATE OF         EXPIRATION
FUND                                                          VOLUNTARY      LIMITATION       CURRENT LIMIT              DATE
---------------------                                       ------------     ----------     ------------------     ----------------
Government & Agency Portfolio
   Cash Management Class                                    Contractual      0.22%(2)       July 1, 2009           December 31, 2011
   Corporate Class                                          Contractual      0.17%          July 1, 2009           December 31, 2011
   Institutional Class                                      Contractual      0.14%          July 1, 2009           December 31, 2011
   Personal Investment Class                                Contractual      0.69%(2)       July 1, 2009           December 31, 2011
   Private Investment Class                                 Contractual      0.44%(2)       July 1, 2009           December 31, 2011
   Reserve Class                                            Contractual      1.01%(2)       July 1, 2009           December 31, 2011
   Resource Class                                           Contractual      0.30%(2)       July 1, 2009           December 31, 2011

Government TaxAdvantage Portfolio
   Cash Management Class                                    Contractual      0.22%(2)       July 1, 2009           December 31, 2011
   Corporate Class                                          Contractual      0.17%          July 1, 2009           December 31, 2011
   Institutional Class                                      Contractual      0.14%          July 1, 2009           December 31, 2011
   Personal Investment Class                                Contractual      0.69%(2)       July 1, 2009           December 31, 2011
   Private Investment Class                                 Contractual      0.39%(2)       July 1, 2009           December 31, 2011
   Reserve Class                                            Contractual      1.01%(2)       July 1, 2009           December 31, 2011
   Resource Class                                           Contractual      0.30%(2)       July 1, 2009           December 31, 2011

Liquid Assets Portfolio
   Cash Management Class                                    Contractual      0.22%(2)       July 1, 2009           December 31, 2011
   Corporate Class                                          Contractual      0.17%          July 1, 2009           December 31, 2011
   Institutional Class                                      Contractual      0.14%          July 1, 2009           December 31, 2011
   Personal Investment Class                                Contractual      0.69%(2)       July 1, 2009           December 31, 2011
   Private Investment Class                                 Contractual      0.44%(2)       July 1, 2009           December 31, 2011
   Reserve Class                                            Contractual      1.01%(2)       July 1, 2009           December 31, 2011
   Resource Class                                           Contractual      0.34%          July 1, 2009           December 31, 2011

STIC Prime Portfolio
   Cash Management Class                                    Contractual      0.22%(2)       July 1, 2009           December 31, 2011
   Corporate Class                                          Contractual      0.17%          July 1, 2009           December 31, 2011
   Institutional Class                                      Contractual      0.14%          July 1, 2009           December 31, 2011
   Personal Investment Class                                Contractual      0.69%(2)       July 1, 2009           December 31, 2011
   Private Investment Class                                 Contractual      0.44%(2)       July 1, 2009           December 31, 2011
   Reserve Class                                            Contractual      1.01%(2)       July 1, 2009           December 31, 2011
   Resource Class                                           Contractual      0.30%(2)       July 1, 2009           December 31, 2011

Tax-Free Cash Reserve Portfolio(3)
   Cash Management Class                                    Contractual      0.33%(2)       July 1, 2009           December 31, 2011
   Corporate Class                                          Contractual      0.28%          July 1, 2009           December 31, 2011
   Institutional Class                                      Contractual      0.25%          July 1, 2009           December 31, 2011
   Personal Investment Class                                Contractual      0.80%(2)       July 1, 2009           December 31, 2011
   Private Investment Class                                 Contractual      0.50%(2)       July 1, 2009           December 31, 2011
   Reserve Class                                            Contractual      1.12%(2)       July 1, 2009           December 31, 2011
   Resource Class                                           Contractual      0.41%(2)       July 1, 2009           December 31, 2011

Treasury Portfolio(3)
   Cash Management Class                                    Contractual      0.22%(2)       July 1, 2009           December 31, 2011
   Corporate Class                                          Contractual      0.17%          July 1, 2009           December 31, 2011
   Institutional Class                                      Contractual      0.14%          July 1, 2009           December 31, 2011
   Personal Investment Class                                Contractual      0.69%(2)       July 1, 2009           December 31, 2011
   Private Investment Class                                 Contractual      0.44%(2)       July 1, 2009           December 31, 2011
   Reserve Class                                            Contractual      1.01%(2)       July 1, 2009           December 31, 2011
   Resource Class                                           Contractual      0.30%(2)       July 1, 2009           December 31, 2011

----------
1 The expense rate excluding 12b-1 fees of any Class of shares established after the date of this Memorandum of Agreement will be the same as existing Classes.

2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

3 The expense limitation also excludes Trustees' fees and federal registration expenses as of June 6, 2011

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                            CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                                        VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                                    ------------     ----------      -----------------      -------------------
Invesco V.I. Balanced-Risk
 Allocation Fund(1)
   Series I Shares                                          Contractual      0.70%          December 22, 2010     June 30, 2013
   Series II Shares                                         Contractual      0.95%          December 22, 2010     June 30, 2013

Invesco V.I. Basic Value Fund
   Series I Shares                                         Contractual       1.30%          January 1, 2005       April 30, 2012
   Series II Shares                                        Contractual       1.45%          January 1, 2005       April 30, 2012

Invesco V.I. Capital Appreciation
Fund
   Series I Shares                                         Contractual       1.30%          January 1, 2005       April 30, 2012
   Series II Shares                                        Contractual       1.45%          January 1, 2005       April 30, 2012

Invesco V.I. Capital Development
Fund
   Series I Shares                                         Contractual       1.30%          January 1, 2005       June 30, 2012
   Series II Shares                                        Contractual       1.45%          January 1, 2005       June 30, 2012

Invesco V.I. Core Equity Fund
   Series I Shares                                         Contractual       1.30%          January 1, 2005       April 30, 2012
   Series II Shares                                        Contractual       1.45%          January 1, 2005       April 30, 2012

Invesco V.I. Diversified Income
Fund
   Series I Shares                                         Contractual       0.75%          July 1, 2005          April 30, 2012
   Series II Shares                                        Contractual       1.00%          July 1, 2005          April 30, 2012

Invesco V.I. Dividend Growth Fund*
   Series I Shares                                         Contractual       0.67%          February 12, 2010     June 30, 2012
   Series II Shares                                        Contractual       0.92%          February 12, 2010     June 30, 2012

Invesco V.I. Global Health Care
Fund
   Series I Shares                                         Contractual       1.30%          April 30, 2004        April 30, 2012
   Series II Shares                                        Contractual       1.45%          April 30, 2004        April 30, 2012

Invesco V.I. Global Real Estate
 Fund
   Series I Shares                                         Contractual       1.30%          April 30, 2004        April 30, 2012
   Series II Shares                                        Contractual       1.45%          April 30, 2004        April 30, 2012

Invesco V.I. Government Securities Fund
   Series I Shares                                         Contractual       0.60%          May 2, 2011           June 30, 2012
   Series II Shares                                        Contractual       0.85%          May 2, 2011           June 30, 2012

----------
1    Includes waived fees or reimbursed expenses that Invesco receives from Invesco
     Cayman Commodity Fund IV, Ltd.

                                                              as of June 6, 2011

                                                              CONTRACTUAL/      EXPENSE       EFFECTIVE DATE OF       EXPIRATION
FUND                                                           VOLUNTARY       LIMITATION       CURRENT LIMIT            DATE
---------------------                                         ------------     ----------     -----------------      -------------
Invesco V.I. High Yield Fund
   Series II Shares                                           Contractual      0.80%          May 2, 2011            June 30, 2013
   Series II Shares                                           Contractual      1.05%          May 2, 2011            June 30, 2013

Invesco V.I. High Yield Securities Fund*
   Series I Shares                                            Contractual      1.75%          February 12, 2010      June 30, 2012
   Series II Shares                                           Contractual      2.00%          February 12, 2010      June 30, 2012

Invesco V.I. International Growth Fund
   Series I Shares                                            Contractual      1.11%          May 2, 2011            June 30, 2012
   Series II Shares                                           Contractual      1.36%          May 2, 2011            June 30, 2012

Invesco V.I. Leisure Fund
   Series I Shares                                            Contractual      1.01%          April 30, 2004         April 30, 2012
   Series II Shares                                           Contractual      1.26%          April 30, 2004         April 30, 2012

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                            Contractual      1.30%          September 10, 2001     April 30, 2012
   Series II Shares                                           Contractual      1.45%          September 10, 2001     April 30, 2012

Invesco V.I. Money Market Fund
   Series I Shares                                            Contractual      1.30%          January 1, 2005        April 30, 2012
   Series II Shares                                           Contractual      1.45%          January 1, 2005        April 30, 2012

Invesco V.I. S&P 500 Index Fund*
   Series I Shares                                            Contractual      0.28%          February 12, 2010      June 30, 2012
   Series II Shares                                           Contractual      0.53%          February 12, 2010      June 30, 2012

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund*
   Series I Shares                                            Contractual      0.37%          February 12, 2010      June 30, 2012
   Series II Shares                                           Contractual      0.62%          February 12, 2010      June 30, 2012

Invesco V.I. Small Cap Equity Fund
   Series I Shares                                            Contractual      1.15%          July 1, 2005           April 30, 2012
   Series II Shares                                           Contractual      1.40%          July 1, 2005           April 30, 2012

Invesco V.I. Technology Fund
   Series I Shares                                            Contractual      1.30%          April 30, 2004         April 30, 2012
   Series II Shares                                           Contractual      1.45%          April 30, 2004         April 30, 2012

Invesco V.I. Utilities Fund
   Series I Shares                                            Contractual      0.93%          September 23, 2005     April 30, 2012
   Series II Shares                                           Contractual      1.18%          September 23, 2005     April 30, 2012

Invesco Van Kampen V.I. Capital Growth Fund*
    Series I Shares
                                                              Contractual      0.84%          February 12, 2010      June 30, 2012

                                                              as of June 6, 2011

                                                   CONTRACTUAL/      EXPENSE       EFFECTIVE DATE OF        EXPIRATION
FUND                                                VOLUNTARY       LIMITATION       CURRENT LIMIT             DATE
---------------------                              ------------     ----------     -----------------      -------------
    Series II Shares                               Contractual      1.09%          February 12, 2010      June 30, 2012

Invesco Van Kampen V.I. Comstock Fund*
    Series I Shares                                Contractual      0.62%          February 12, 2010      June 30, 2012
    Series II Shares                               Contractual      0.87%          February 12, 2010      June 30, 2012

Invesco Van Kampen V.I. Equity and Income Fund*
    Series I Shares                                Contractual      0.70%(2)       February 12, 2010      June 30, 2012
    Series II Shares                               Contractual      0.75%          February 12, 2010      June 30, 2012

Invesco Van Kampen V.I. Global Value Equity Fund*
    Series I Shares                                Contractual      0.94%          May 2, 2011            June 30, 2012
    Series II Shares                               Contractual      1.19%          May 2, 2011            June 30, 2012

Invesco Van Kampen V.I. Growth and Income Fund*
    Series I Shares                                Contractual      0.62%          February 12, 2010      June 30, 2012
    Series II Shares                               Contractual      0.87%          February 12, 2010      June 30, 2012

Invesco Van Kampen V.I. Mid Cap Growth Fund*
    Series I Shares                                Contractual      1.01%          February 12, 2010      June 30, 2012
    Series II Shares                               Contractual      1.26%          February 12, 2010      June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund*
    Series I Shares                                Contractual      1.18%(2)       February 12, 2010      June 30, 2012
    Series II Shares                               Contractual      1.28%          February 12, 2010      June 30, 2012

----------
2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc as of June 6, 2011

                        EXHIBIT "D" - CLOSED-END FUNDS(1)

                              INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco California Insured Municipal Income Trust  Contractual      0.67%          June 1, 2010           June 30, 2012

                                 INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco California Quality Municipal Securities   Contractual        0.70%         June 1, 2010           June 30, 2012

                                                  INVESCO HIGH YIELD FUND, INC.

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco High Yield Investment Funds, Inc.         Contractual        0.98%         June 1, 2010           June 30, 2012

                                INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Insured California Municipal Securities   Contractual        0.70%         June 1, 2010            June 30, 2012

                                           INVESCO INSURED MUNICIPAL BOND TRUST

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Insured Municipal Bond Trust              Contractual        1.00%         June 1, 2010            June 30, 2012

                                         INVESCO INSURED MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Insured Municipal Income Trust            Contractual        0.64%         June 1, 2010            June 30, 2012

                                           INVESCO INSURED MUNICIPAL SECURITIES

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Insured Municipal Securities              Contractual        0.54%         June 1, 2010            June 30, 2012

                                                              as of June 6, 2011

                             INVESCO INSURED MUNICIPAL TRUST

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Insured Municipal Trust                   Contractual        0.66%         June 1, 2010           June 30, 2012

                                    INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Municipal Income Opportunities Trust       Contractual       0.73%         June 1, 2010           June 30, 2012

                                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Municipal Income Opportunities Trust II   Contractual        0.73%          June 1, 2010          June 30, 2012

                               INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Municipal Income Opportunities Trust III  Contractual        0.84%         June 1, 2010           June 30, 2012

INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Municipal Premium Income Trust            Contractual        1.03%         June 1, 2010           June 30, 2012

                                   INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco New York Quality Municipal Securities      Contractual       0.80%         June 1, 2010           June 30, 2012

                                                     INVESCO PRIME INCOME TRUST

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Prime Income Trust                         Contractual      1.32%          June 1, 2010           June 30, 2012

                                                              as of June 6, 2011

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Quality Municipal Income Trust             Contractual      0.70%          June 1, 2010           June 30, 2012

                                      INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Quality Municipal Investment Trust         Contractual      0.70%          June 1, 2010           June 30, 2012

                                            INVESCO QUALITY MUNICIPAL SECURITIES

                                                   CONTRACTUAL/     EXPENSE        EFFECTIVE DATE OF      EXPIRATION
FUND                                               VOLUNTARY        LIMITATION     CURRENT LIMIT          DATE
---------------------                              ------------     ----------     -----------------      -------------------
Invesco Quality Municipal Securities               Contractual      0.66%          June 1, 2010           June 30, 2012

----------
1 The total operating expenses of any Class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new Class 12b-1 rate and the Class A 12b-1 rate.